UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2012

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1382 Valencia, Unit F, Tustin, CA 92780

(Address of principal executive offices)

(former name or former address, if changed since last report)

(949) 260-8070

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINICIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 31, 2012, Marvin Winkler notified the Company of his resignation as a director. The resignation was not because of any disagreements with management or the board concerning the Company’s accounting practices, policies, or procedures.

On February 19, 2013, Bobby Grisham notified the Company of his resignation as a director. The resignation was not because of any disagreements with management or the board concerning the Company’s accounting practices, policies, or procedures.

As of February 21, 2013, the Company’s board of directors consists of Woodrow W. Clark II, Lane Harrison, and Randall Letcavage.

Investors are encouraged to read and understand the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORP.

	By:	/s/ Randall Letcavage
Randall Letcavage
Principal Executive Officer
Date: February 22, 2013

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